SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K/A

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934
              Date of Report (Date of earliest event reported):
                                May 1, 1998


                 America First Apartment Investors, L.P.
            (Exact name of registrant as specified in its charter)



                Delaware    	  					              0-20737
         (State of Formation)      					  (Commission File Number)


                               47-0797793
                  (IRS Employer Identification Number)



Suite 400, 1004 Farnam Street
Omaha, Nebraska   			              		                  	              68102
(Address of principal executive offices)	                        			(Zip Code)


                            (402) 444-1630
          (Registrant's telephone number, including area code)


                             Not applicable
      (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets. On May 1, 1998, America First Apartment Investors, L.P. (the Partnership), a Delaware limited partnership, sold its $18,755,000 principal amount Washington State Housing Finance Commission Multifamily Housing Mortgage Revenue Note (Sunpointe Apartment Project) Series 1987 (the "Bond") to Bay Apartment Communities, Inc., a Maryland corporation ("Buyer"). The Bond was collateralized by a first mortgage on a multifamily housing apartment complex named Avalon Ridge located in Renton, Washington. Buyer paid a total purchase price of $18,755,000 plus accrued interest pursuant to a Purchase and Sale Agreement dated
February 24, 1998 by and among the Partnership, the Buyer and Sunpointe Associates Limited Partnership, a Washington limited partnership which owns the property. The purchase price was determined in arm's-length negotiations. There is no material relationship between the Buyer and the Partnership or any of its affiliates, directors or officers or any associate of any of its directors or officers.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
	   None

(b) Pro Forma Financial Information. Pro forma balance sheet of the Partnership as of December 31, 1997, and pro forma statement of income of the Partnership for the year ended December 31, 1997.

(c) Exhibits. The following exhibits are filed with this amendment. Each exhibit number refers to the numbers in Item 601 of Regulation S-K of exhibits applicable to Form 8-K.

    (2) Plan of Acquisition, reorganization, arrangement, liquidation or succession.
         2.1 	Purchase and Sale Agreement and Escrow Instructions entered into as of February 24, 1998 by and among Sunpointe Associates Limited Partnership, a Washington limited partnership, America First Apartment Investors, L.P., a Delaware limited partnership, and Bay Apartment Communities, Inc., a Maryland corporation.

         2.2 First Amendment to Purchase and Sale Agreement and Escrow Instructions entered into as of March 11, 1998 by and between Sunpointe Associates Limited Partnership, a Washington limited partnership, America First Apartment Investors, L.P., a Delaware limited partnership, and Bay Apartment Communities, Inc., a Maryland corporation.

        99.1 Pro forma balance sheet of the Partnership as of December 31, 1997, and pro forma statement of income of the Partnership for the year ended December 31, 1997

Exhibit 2.1
PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS

THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "Agreement") is made and entered into as of the 24th day of February, 1998, by and among SUNPOINTE ASSOCIATES LIMITED PARTNERSHIP, a Washington limited partnership ("Property Seller"), AMERICA FIRST APARTMENT INVESTORS LIMITED PARTNERSHIP, a Delaware limited partnership ("Note Seller", and collectively with Property Seller, "Seller") and BAY APARTMENT COMMUNITIES, INC., a Maryland corporation, or its nominee ("Buyer").

IN CONSIDERATION of the respective agreements hereinafter set forth, Property Seller, Note Seller and Buyer hereby agree as follows:

 1.	Property and Tax-Exempt Note.

    (a)	Property Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Property Seller, subject to the terms and conditions set forth herein, the following (all of the items referred to in clauses (i), (ii), (iii), (iv) and (v) below are collectively referred to herein as the "Property"):

      (i)	that certain real property located at 510 Stevens Avenue S.W., in
          Renton, Washington, more particularly described in Schedule 1 to the "Deed" (as hereinafter defined) attached hereto as Exhibit A and incorporated herein by this reference (the "Land");

     (ii)	all right, title and interest of Property Seller in and to all rights, privileges and easements appurtenant to the Land, including, without limitation, all right, title and interest of Property Seller in and to all minerals, oil, gas and other hydrocarbon substances on and under and that may be produced from the Land, as well as all right, title and interest of Property Seller in and to all development rights, land use entitlements, including without limitation building permits, licenses, permits and certificates, utilities commitments, air rights, water, water rights, riparian rights, and water stock relating to the Land and any rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Land and all of Property Seller's right, title and interest in and to all roads, easements, rights of way and alleys adjoining or servicing the Land (collectively, the "Appurtenances");

		 	(iii)	all right, title and interest of Property Seller in and to all improvements and fixtures located on the Land and Appurtenances, including, without limitation, the building(s) located on the Land, containing three hundred fifty-six (356) units, and all right, title and interest of Property Seller in and to all apparatus, equipment and appliances used in connection with the operation or occupancy of the Land and Appurtenances, such as heating and air
          conditioning systems and facilities used to provide any utility, refrigeration, ventilation, garbage disposal, recreation or other services on the Land and Appurtenances, and along with all on-site parking (collectively, the "Improvements", and together with the
          Land and Appurtenances, the "Real Property");

			  (iv)	all tangible personal property owned by Property Seller located on or in or used in connection with the Real Property as of the date hereof and as of the "Closing Date" (as defined in Paragraph 8(b)
          below) including, without limitation, (1) all laundry equipment, recreation equipment, pool and spa furniture and equipment, furnishings in the on-site leasing facility, clubhouse and fitness center, and all air conditioners, refrigerators, dishwashers, ovens/ranges, microwaves and washer/dryer units located in the rental units, and (2) all those items described in Schedule 2 to the
          "Property Bill of Sale" (as hereinafter defined) attached hereto as
          Exhibit B (collectively, the "Tangible Personal Property"); and

			   (v)	to the extent transferable, any intangible personal property now or hereafter owned by Property Seller and used in the ownership, use or operation or development of the Real Property, and Tangible Personal
          Property, including, without limitation, any and all right, title and interest which Property Seller may have in and to the name
          "Avalon Ridge Apartments" and any other trade name now used in connection with the Real Property and, to the extent approved by
          Buyer pursuant to this Agreement and transferable, any contract or lease rights (including, without limitation, the lessor's interest in and to all tenant leases, rental agreements, subleases and tenancies, including all amendments, modifications, agreements, records, substantive correspondence, and other documents affecting in any way a right to occupy any portion of the Real Property
          (individually and collectively, the "Leases"), and Property
          Seller's interest in all security deposits, other tenant deposits under the Leases and prepaid rent, if any, under the Leases
          (provided that Property Seller's interest in such security deposits, other tenant deposits and prepaid rent shall not be paid in cash to
          Buyer upon the Closing but instead shall be transferred in the form of a credit against the Purchase Price pursuant to Paragraph 8(f)
          below or, at Buyer's option, Seller's interest in such security deposits and other tenant deposits shall be transferred to Buyer upon the Closing by direct transfer to a trust account established by Buyer) and any and all guaranties of the Leases, utility contracts or other agreements or rights relating to the ownership, use and operation of the Real Property or Tangible Personal Property
          (collectively, the "Intangible Property", and together with the
          Tangible Personal Property, the "Personal Property").

		  (b)	Note Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Note Seller, subject to the terms and conditions set forth herein, all right, title and interest of Note Seller in and to that certain note (the "Tax-Exempt Note") in the original principal amount of Eighteen Million Seven Hundred Fifty-Five Thousand Dollars
($18,755,000.00), issued by Washington State Housing Finance Commission (the
"Issuer") pursuant to that certain Lender Loan Agreement and Indenture of
Trust dated as of September 1, 1987 ("Indenture"), among Issuer, America First
Tax Exempt Mortgage Fund 2 Limited Partnership, a Delaware limited partnership
("America First Tax Exempt") (Note Seller's predecessor in interest), and
FirsTier Bank, National Association ("Trustee").

	2.	Purchase Price.

		  (a)	The purchase price for the Property is Twenty-Two Million Dollars
($22,000,000.00), subject to reduction by any credits due Buyer here-under
(the "Property Purchase Price").  The Property Purchase Price shall be paid as follows:

			   (i)	Within three (3) business days following the full execution and delivery of this Agreement and the opening of an escrow in connection herewith ("Escrow") at Chicago Title Company ("Escrow
          Holder"), Buyer shall deposit into Escrow the amount of Fifty
          Thousand Dollars ($50,000.00) (the "Property Deposit").  The
          Property Deposit shall be held by Escrow Holder in an
          interest-bearing account for Buyer's benefit.  The Property Deposit and all interest earned thereon while in Escrow shall be applied towards the Property Purchase Price at Closing; provided, however, if this Agreement is terminated for any reason other than a default by Buyer, the Property Deposit along with all interest earned thereon while in Escrow shall be returned to Buyer.

			  (ii)	On or before the Closing, if this Agreement has not been earlier terminated, Buyer shall deposit into Escrow cash in the amount of the balance of the Property Purchase Price, less the sum of Eighteen
          Million Seven Hundred Fifty-Five Thousand Dollars ($18,755,000.00)
          (being the principal amount of the Tax-Exempt Note) and less any credits due Buyer hereunder (the "Property Closing Amount").  The
          Property Closing Amount shall be applied towards the Property
          Purchase Price at Closing; provided, how-ever, that if this
          Agreement is terminated for any reason other than a default by
          Buyer, the Property Closing Amount shall be returned to Buyer.

			 (iii)	The balance of the Purchase Price, if any, shall be paid by Buyer's taking the Property, as of the Closing, subject to the Tax-Exempt
          Note and the "Seller Note", which for purposes hereof shall mean that certain Promissory Note dated September 17, 1987, executed by the Property Seller, evidenced by that certain Loan Agreement dated as of September 1, 1987 ("Loan Agreement") among Issuer, Washington
          Mortgage Corporation ("Mortgage Lender"), securing repayment of the
          Tax-Exempt Note and the proceeds of which are used for repayment of the Tax-Exempt Note.  In connection with the Tax-Exempt Note and
          Seller Note, there have also been entered into that certain Deed of
          Trust, Security Agreement and Assignment of Rents and Leases dated as of September 1, 1987, executed by Property Seller for the benefit of the Mortgage Lender, as recorded on September 17, 1987 as
          Document No. 8709171257 in the Official Records of King County (the
          "Deed of Trust"), that certain Assignment of Rents and Leases dated as of September 1, 1987 executed by Property Seller to the Mortgage
          Lender, as recorded on September 17, 1987 as Document No. 8709171259 in the Official Records of King County ("Assignment of Rents"), that certain Construction Loan Agreement dated as of September 1, 1987 by and between the Property Seller and the America First Tax Exempt
          ("Construction Loan Agreement"), that certain Assignment of
          Developer Documents dated September 1, 1987 by and between the
          Issuer and the Mortgage Lender ("Assignment of Developer
          Documents"), that certain Intercreditor Agreement dated as of
          September 1, 1987 by and between the Mortgage Lender and the Trustee
          (the "Intercreditor Agreement"), and that certain Regulatory
          Agreement dated as of September 1, 1987, by and between the Issuer and Property Seller, which was recorded in the Official Records of
          King County on September 17, 1987 as Document No. 8709171261
          ("Regulatory Agreement").  The Tax-Exempt Note, the Seller Note, the
          Indenture, the Loan Agreement, the Deed of Trust, the Assignment of
          Rents, the Construction Loan Agreement, the Assignment of Developer
          Documents, the Intercreditor Agreement, the Regulatory Agreement and
          all other documents relating to the Tax-Exempt Note and/or the
          Seller Note and/or the security for repayment thereof, are referred to herein as the "Note Financing Documents"; provided that the
          Taxable Note Documents shall not be deemed a part of the Note
          Financing Documents.

		  (b)	The purchase price for the Tax-Exempt Note is Eighteen Million Seven
Hundred Fifty-Five Thousand Dollars ($18,755,000.00), subject to reduction by any credits due Buyer here-under (the "Note Purchase Price").  The Note
Purchase Price shall be paid as follows:

			   (i)	Within three (3) business days following the full execution and delivery of this Agreement and the opening of the Escrow at Escrow
          Holder, Buyer shall deposit into Escrow the amount of Two Hundred
          Thousand Dollars ($200,000.00) (the "Note Deposit").  The Note
          Deposit shall be held by Escrow Holder in an interest-bearing account for Buyer's benefit.  The Note Deposit and all interest earned thereon while in Escrow shall be applied towards the Note
          Purchase Price at Closing; provided, however, if this Agreement is terminated for any reason other than a default by Buyer, the Note
          Deposit along with all interest earned thereon while in Escrow shall be returned to Buyer.

			  (ii)	On or before the Closing, if this Agreement has not been earlier terminated, Buyer shall deposit into Escrow cash in the amount of the balance of the Note Purchase Price, less any credits due Buyer hereunder (the "Note Closing Amount").  The Note Closing Amount
          shall be applied towards the Note Purchase Price at Closing;
          provided, how-ever, that if this Agreement is terminated for any reason other than a default by Buyer, the Note Closing Amount shall be returned to Buyer.

		  (c)	The parties hereby acknowledge that there is also outstanding that certain note (the "Taxable Note") executed by Property Seller in favor of
America First Participating/Preferred Equity Mortgage Fund, a Nebraska general partnership ("America First Participating"), an affiliate of Note Seller, pursuant to that certain Note Purchase Agreement by and between Property
Seller and America First Participating dated as of September 1, 1987, the repayment of which is secured by a Deed of Trust, Security Agreement and
Assignment of Rents and Leases dated as of September 1, 1987, executed by
Property Seller for the benefit of America First Participating, as recorded on
September 17, 1987 as Document No. 8709171258 in the Official Records of King
County (the "Second Deed of Trust"), that certain Assignment of Rents and
Leases dated as of September 1, 1987 executed by Property Seller to America
First Participating, as recorded on September 17, 1987 as Document No.
8709171260 in the Official Records of King County ("Second Assignment of
Rents").  The Taxable Note, the Second Deed of Trust, the Second Assignment of
Rents and all other documents relating to the Taxable Note and/or the security for repayment thereof, are referred to herein as the "Taxable Note
Documents".  On or before the Closing, and as a condition precedent to Buyer's obligation to consummate the Closing, Property Seller and Note Seller shall cause all obligations under the Taxable Note and Taxable Note Documents to be satisfied, shall cancel the Taxable Note, and shall cause the Second Deed of
Trust and the Second Assignment of Rents and any other Taxable Note Documents of record or constituting a lien or encumbrance upon the Property or the
Tax-Exempt Note to be reconveyed and canceled so as to no longer appear as exceptions to title to the Property or the Tax-Exempt Note.

	3.	Title to the Property.

		  (a)	At the Closing, Property Seller shall convey to Buyer market-able and insurable fee simple title to the Real Property and Improvements, by duly executed and acknowledged special warranty deed substantially in the form attached hereto as Exhibit A and incorporated herein by this reference (the
"Deed").  Evidence of delivery of marketable and insurable fee simple title shall be the issuance by Chicago Title Company (the "Title Company") to Buyer
of an ALTA Extended Coverage Owner's Policy of Title Insurance (Form B, rev.
10/17/70) in the amount of the Purchase Price, insuring fee simple title to the Real Property and Improvements in Buyer, subject only to such exceptions as Buyer shall have approved pursuant to Paragraph 4(b) below (the "Title
Policy").  The Title Policy shall provide full coverage against mechanics' and materialmen's liens and shall contain such special endorsements as Buyer may reasonably require, including, without limitation, any endorsements required as a condition to Buyer's approval of any title exceptions pursuant to
Paragraph 4(b) below (the "Endorsements").  On or before the execution of this Agreement, Seller shall order from Title Company for delivery as soon as possible to Buyer with copies to Property Seller and Note Seller, a current extended coverage preliminary title report on the Real Property, issued by
Title Company, accompanied by copies of all documents referred to in the report (collectively, the "Preliminary Report").

		  (b)	At the Closing, Property Seller shall transfer title to the Tangible
Personal Property by a bill of sale in the form attached hereto as Exhibit B and incorporated herein by this reference (the "Property Bill of Sale"), such title to be free of any liens, encumbrances or security interests.

		  (c)	At the Closing, (i) Property Seller shall transfer title to the
Intangible Property, the "Assigned Contracts" (as hereinafter defined) and the
"Permits" (as hereinafter defined) by an assignment of intangible property in the form attached hereto as Exhibit C and incorporated herein by this reference (the "Assignment of Intangible Property") and (ii) Property Seller
shall transfer title to the Leases by an assignment of Leases in the form attached hereto as Exhibit D and incorporated herein by this reference (the
"Assignment of Leases"), such title in each case to be free of any liens, encumbrances or security interests.

		  (d)	At the Closing, Note Seller shall transfer title to the Tax-Exempt
Note by allonge and/or such other documentation as is reasonably required by
Buyer and/or Trustee to effect such transfer (collectively, the "Note Transfer
Documentation"), such title to be free of any liens, encumbrances or security interests.

	4.	Due Diligence.

		  (a)	From the date hereof until the Closing or earlier termination of this
Agreement, Property Seller shall afford authorized representatives of Buyer access to the Property for purposes of satisfying Buyer with respect to the representations, warranties and covenants of Property Seller contained herein and with respect to satisfaction of any Conditions Precedent to the Closing contained herein, including without limitation an environmental investigation; provided that the fact that such access shall be permitted in accordance with the terms hereof until the Closing or earlier termination of this Agreement shall not be deemed or construed to extend the Due Diligence
Period as set forth in Paragraph 4(b) below.  Buyer shall maintain in effect during the term of any such entry pursuant to this Paragraph prior to the
Closing, a policy of commercial general liability insurance insuring against claims for injury to persons or damage to property arising from any entry upon the Property by Buyer or its authorized representatives pursuant to this
Paragraph.  Property Seller shall be named as an additional insured under such policy and Buyer shall deliver a certificate of insurance evidencing such policy prior to any such entry upon the Property.  Buyer shall repair any damage to the Property caused by such entry and inspection of the Property by

Buyer or its authorized representatives and Buyer's obligation pursuant hereto shall survive the early termination of this Agreement. Buyer shall indemnify, defend and hold harmless Property Seller from and against any loss, costs (including, without limitation, reasonable attorneys' fees), liabilities, liens, injuries, damages or claims resulting from Buyer's investigations on the Property prior to the Closing, other than mere discovery of pre-existing conditions (which obligation shall survive the early termination of this Agreement).

		  (b)	As used herein, the term "Due Diligence Period" shall refer to a period of time to expire at 5:00 p.m., Pacific Standard Time, on the date which is thirty (30) days following the full execution and delivery of this
Agreement by all of the parties hereto.  Buyer may elect, by written notice to
Property Seller and Note Seller at any time prior to the expiration of the Due
Diligence Period, to terminate this Agreement, which election shall be in
Buyer's sole and absolute discretion.  If Buyer desires to proceed with the purchase of the Property subject to the remaining conditions set forth in this
Agreement, then on or before the expiration of the Due Diligence Period, Buyer shall deliver written notice to Property Seller and Note Seller of such election to proceed (the "Buyer's Notice to Proceed"), electing to waive
Buyer's right of termination pursuant to this Paragraph 4(b) and proceed with the Closing subject to the remaining conditions set forth in this Agreement.
Buyer's Notice to Proceed shall specify in writing the requirements for the
Title Policy (including, without limitation, approved exceptions and any required Endorsements).  In any event, Property Seller covenants to cause to be released and reconveyed from the Property, and to remove as exceptions to title prior to the Closing, any mortgages, deeds of trust, or other monetary encumbrances, assessments or indebtedness shown on the Preliminary Report except non-delinquent real property taxes and non-delinquent assessments assessed as a part of the real property tax bill and any liens created pursuant to the Note Financing Documents.  In addition, Property Seller and
Note Seller shall each reasonably cooperate with Buyer and use their respective reasonable efforts (at no cost to them) to cause the removal as exceptions to the Title Policy of any items identified in the Preliminary
Report or any survey and specified by Buyer to Property Seller and Note Seller during the Due Diligence Period as items which shall be disapproved by Buyer.
If Buyer fails to deliver Buyer's Notice to Proceed to Property Seller and
Note Seller prior to the expiration of the Due Diligence Period electing to waive Buyer's right of termination pursuant to this Paragraph 4(b), then Buyer shall be deemed to have elected to terminate this Agreement.  In the event of the termination of this Agreement pursuant to this Paragraph 4(b), the
Property Deposit and the Note Deposit plus all interest accrued thereon shall be returned to Buyer and neither party shall have any further obligations to the other hereunder (except under provisions of this Agreement which specifically state that they survive termination).

	5.	Deliveries to Buyer.  Note Seller shall deliver or cause to be delivered to Buyer all of the following (collectively, the "Due Diligence Materials") at
Note Seller's sole cost and expense within two (2) business days following the full execution and delivery of this Agreement (provided that Note Seller shall not be required to deliver to Buyer the items described in clause (m)(i)
below, but such items shall be available for review by Buyer and its authorized representatives at the management office of the Property):

		  (a)	to the extent within the possession or control of Property Seller or
Note Seller, copies of any and all existing and proposed easements, covenants, restrictions, agreements or other documents which affect title to the Property and which are not disclosed by the Preliminary Report;

		  (b)	any "as-built" or other survey of the Real Property in Property
Seller's or Note Seller's possession or control;

		  (c)	copies of the most recent property tax bills and assessments for the
Property;

		  (d)	to the extent within the possession or control of Property Seller or
Note Seller, all presently effective warranties or guaranties from any contractors, subcontractors, suppliers, servicemen or materialmen in connection with any of the Tangible Personal Property or any construction, renovation, repairs or alterations of the Improvements (collectively, the
"Warranties");

		  (e)	a schedule (the "Schedule of Agreements") setting forth a list of all of the service contracts, utility contracts, maintenance contracts, management contracts, leasing contracts, equipment leases, and brokerage and leasing commission agreements in any way related to the Property which would remain in effect following the Closing (collectively, the "Service
Contracts"), together with copies of all such Service Contracts.  From this
Schedule of Agreements, Buyer shall designate those contracts that Property
Seller shall assign to Buyer as of Closing (such designated Service Contracts together with the Warranties and any "Other Documents" (as hereinafter de-fined) designated by Buyer for assignment are collectively referred to herein as the "Assigned Contracts"); provided that in any event, the Assigned
Contracts shall include any Service Contracts which are not terminable upon thirty (30) days notice or less without fee or charge.  Without limiting the effectiveness of the foregoing general provisions with respect to such Service
Contracts, unless Buyer specifically provides Property Seller with "written notice to the contrary" (as hereinafter defined), in the event of the Closing of the purchase of the Property, Buyer shall not retain the existing employees and management agents of Seller for the Property, and, accordingly, on or prior to the Closing, Property Seller shall (i) cause all employment and management agreements respecting the Property to be terminated, and deliver evidence of such termination to Buyer, and (ii) either (1) deliver any rental units within the Property previously occupied by such employees and/or management personnel in a vacant and tenant-ready condition; or (2) allow such former employees or management personnel to remain in occupancy of existing units subject to month-to-month leases (using Property Seller's standard form lease) and with market rental rates reasonably approved by Buyer.  Buyer's
"written notice to the contrary" pursuant hereto shall be made only by delivery to Property Seller of a copy of a written agreement or letter of employment with or to such employee and/or management agent executed by Buyer;

		  (f)	any information within the possession or control of Property Seller or
Note Seller regarding insurance claims history for the Property for the three
(3) most recent calendar years prior to Closing and, to the extent available, for the current year, and current certificates of insurance and insurance policies with respect to the Property;

		  (g)	to the extent in the possession or control of Property Seller or Note
Seller:  environmental reports, environmental audits, soils reports, site plans, engineering reports and plans, traffic reports, landscape plans, structural calculations, floor plans, plans and specifications, construction contracts, pest control inspection reports, and other reports or documents of significance to the Property, and copies of the zoning description applicable to the Property;

		  (h)	a complete inventory of all Tangible Personal Property used at or in connection with the Property;

		  (i)	a complete list of Property Seller's and/or Property Seller's property manager's employees at the Property, specifying the current compensation of each;

		  (j)	all financial information respecting the performance of the Property for the current year and the three (3) most recent prior calendar years in the possession or control of Property Seller or Note Seller, including, without limitation, any income and expense statements, year-end financial and monthly operating statements and year to date statements for the three (3) most recent calendar years prior to Closing and, to the extent available, the current year;

		  (k)	to the extent within the possession or control of Property Seller or
Note Seller, a copy of the budget for the current year;

		  (l)	(i) copies of all existing and pending Leases, lease files and tenant correspondence; (ii) a schedule of leasing commissions on a space by space basis; (iii) a copy of the current standard lease form; and (iv) a current rent roll of the Property, listing for each tenant the name, location of leased premises, rent, obligation for reimbursement of expenses, amount of security deposit, other tenant deposit and rent paid more than thirty (30)
days in advance, lease commencement date, lease termination date, lease extension options, any free rent, or other unexpired concessions, if any, any refurbishment or renovation obligations owed to tenants, and a description of any uncured defaults (the "Rent Roll");

		  (m)	to the extent within the possession or control of Property Seller or
Note Seller, all governmental permits and approvals relating to the construction, operation, use or occupancy of the Property, including without limitation, all certificates of occupancy (individually and collectively
"Permits"); and

		  (n)	copies of the Note Financing Documents and Taxable Note Documents and,
to the extent within the possession or control of Property Seller or Note
Seller, any material correspondence and material documentation relating to the
Note Financing Documents and/or Taxable Note Documents (including, without limitation, any information within the possession or control of Property
Seller or Note Seller relating to the portion of the proceeds of the Note spent on "qualified project costs" (as such term or its equivalent is used in the Regulatory Agreement entered into in connection with the Tax-Exempt Note)).

Property Seller shall reasonably cooperate with Note Seller to assist in providing any of the foregoing to Buyer which is in Property Seller's possession or control. In addition, Property Seller and Note Seller shall each promptly deliver to Buyer such other information relating to the Property that is specifically requested by Buyer of Property Seller and/or Note Seller in writing during the Due Diligence Period to the extent such information either is in the possession or control of Property Seller or Note Seller (collectively, the "Other Documents").

	6.	Conditions Precedent to Closing.  The following are conditions precedent to Buyer's obligation to purchase the Property and Tax-Exempt Note (the
"Conditions Precedent").  The Conditions Precedent are intended solely for the benefit of Buyer and may be waived only by Buyer in writing.  In the event any Condition Precedent is not satisfied, Buyer may, in its sole and absolute discretion, terminate this Agreement, in which event the Property Deposit and the Note Deposit plus accrued interest thereon shall be returned to Buyer and all obligations of Buyer, Property Seller and Note Seller hereunder shall terminate and be of no further force or effect (except provisions of this
Agreement which recite that they survive termination).

		  (a)	Buyer's inspection, review and approval, within the Due Diligence
Period, of all of the following:

			   (i)	The structural, mechanical, electrical and other physical
          characteristics and condition of the Property (including without limitation the condition of the soils);

			  (ii)	The Due Diligence Materials and the Other Documents;

			 (iii)	An examination for the presence or absence of "Hazardous Materials"
          (as hereinafter defined), which shall be per-formed or arranged by
          Buyer at Buyer's sole expense.  For purposes of this Agreement, the term "Hazardous Materials" shall mean any toxic or hazardous waste, material or substance, including, without limitation, asbestos, lead-based paint, petroleum, petroleum products, underground storage tanks now or previously containing any other Hazardous Materials, substances defined as "hazardous substances", "hazardous waste" or
          "toxic substances" in the Comprehensive Environmental Response,
          Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec.
          9601, et seq.; Hazardous Materials Transportation Act, 49 U.S.C.
          Sec. 1801; and Resource Conservation and Recovery Act, 42 U.S.C.
          Sec. 6901 et seq.; and other substances defined as hazardous waste and hazardous substances in applicable state or local laws and/or in any regulations and publications promulgated pursuant to said laws;

			  (iv)	All housing, zoning, land-use, subdivision, environmental, life safety, handicapped codes (including without limitation the
          Americans With Disabilities Act of 1990 ("ADA") and the Fair
          Housing Amendments Act of 1988 ("FHAA")), building and construction laws and regulations restricting or regulating or otherwise affecting the use, occupancy or enjoyment of the Property; and

			   (v)	Financial statements of the Property, which (if the same do not exist) may, at Buyer's option, be performed or arranged at Buyer's cost (provided that Property Seller and Note Seller hereby agree to reasonably cooperate with Buyer and its representatives and provide them with all necessary or desirable information and materials in connection therewith in the possession or control of Property Seller or Note Seller, respectively).

		  (b)	All of the representations and warranties of Property Seller and Note
Seller contained in or made pursuant to this Agreement shall have been true and correct when made and shall be true and correct as of the Closing, and
Property Seller and Note Seller shall each have fully complied with all of their respective duties and obligations contained in this Agreement.

		  (c)	Title Company shall have unconditionally committed to issue the Title
Policy at the Closing in the form approved by Buyer during the Due Diligence
Period.

		  (d)	Buyer's receipt of any approvals required for Buyer's purchase of the
Property and/or purchase of the Tax-Exempt Note, whether from Issuer and/or any other person or entity required to approve such transaction, including, without limitation, all approvals necessary pursuant to the Note Financing
Documents (the approvals described herein are collectively referred to herein as the "Required Approvals").  The Required Approvals shall not be deemed to include any approvals which may be required from Property Seller and/or Note
Seller, both of whom hereby approve the purchase and sale of the Property and
Tax-Exempt Note pursuant to this Agreement.  Promptly following the execution of this Agreement, Buyer shall make application for and shall use commercially reasonable efforts and diligence to obtain the Required Approvals.  Buyer shall keep Seller reasonably informed as to the status of Buyer's efforts to obtain the Required Approvals.

	7.	DEFAULT; LIQUIDATED DAMAGES.

		  (a)	IN THE EVENT THE SALE OF THE PROPERTY AND/OR THE TAX-EXEMPT NOTE IS
NOT CONSUMMATED DUE TO THE DEFAULT UNDER THIS AGREEMENT BY PROPERTY SELLER
AND/OR NOTE SELLER PRIOR TO THE CLOSING, BUYER SHALL HAVE THE RIGHT, AT
BUYER'S OPTION, (1) TO SEEK ALL EQUITABLE RIGHTS AND REMEDIES AS MAY BE
PERMITTED, INCLUDING, WITHOUT LIMITATION, THE REMEDY OF SPECIFIC PERFORMANCE,
OR (2) TO TERMINATE THIS AGREEMENT, IN WHICH EVENT THE PROPERTY DEPOSIT PLUS
ALL INTEREST ACCRUED THEREON AND THE NOTE DEPOSIT PLUS ALL INTEREST ACCRUED
THEREON SHALL IMMEDI-ATELY BE RETURNED TO BUYER, AND BUYER MAY RECOVER ITS
ACTUAL OUT-OF-POCKET (NON-CONSEQUENTIAL) DAMAGES ARISING FROM SUCH DEFAULT
FROM PROPERTY SELLER AND NOTE SELLER, PLUS BUYER'S REASONABLE ATTORNEYS' FEES
AND COSTS IN OBTAINING AND ENFORCING ANY AWARD OF SUCH DAMAGES.

		  (b)	IN THE EVENT THE SALE OF THE PROPERTY AND TAX-EXEMPT NOTE IS NOT
CONSUM-MATED BECAUSE OF THE FAILURE OF ANY CONDITION OR ANY OTHER REASON
EXCEPT A DEFAULT UNDER THIS AGREEMENT SOLELY ON THE PART OF BUYER, THE
PROPERTY DEPOSIT PLUS INTEREST ACCRUED THEREON AND THE NOTE DEPOSIT PLUS ALL
INTEREST ACCRUED THEREON SHALL IMMEDI-ATELY BE RETURNED TO BUYER.  IF SAID
SALE IS NOT CONSUMMATED SOLELY BECAUSE OF A DEFAULT UNDER THIS AGREEMENT ON
THE PART OF BUYER, (1) THE PROPERTY DEPOSIT (BUT NOT THE INTEREST ACCRUED
THEREON) SHALL BE PAID TO AND RETAIN-ED BY PROPERTY SELLER AS LIQUIDATED
DAMAGES (WITH ANY ACCRUED INTEREST THERE-ON TO BE PAID TO BUYER), AND (2) THE
NOTE DEPOSIT (BUT NOT THE INTEREST ACCRUED THEREON) SHALL BE PAID TO AND
RETAIN-ED BY NOTE SELLER AS LIQUIDATED DAMAGES (WITH ANY ACCRUED INTEREST
THERE-ON TO BE PAID TO BUYER).  THE PARTIES HAVE AGREED THAT THE ACTUAL
DAMAGES WHICH WOULD BE INCURRED BY PROPERTY SELLER AND NOTE SELLER, IN THE
EVENT OF A DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO
DETERMINE.  THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES
ACKNOWLEDGE THAT (A) THE PROPERTY DEPOSIT HAS BEEN AGREED UPON, AFTER
NEGOTIA-TION, AS THE PARTIES' REASONABLE ESTIMATE OF PROPERTY SELLER'S DAMAGES
AND AS PROPERTY SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN
EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER,
AND (B) THE NOTE DEPOSIT HAS BEEN AGREED UPON, AFTER NEGOTIA-TION, AS THE
PARTIES' REASONABLE ESTIMATE OF NOTE SELLER'S DAMAGES AND AS NOTE SELLER'S
SOLE AND EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, IN THE EVENT OF
A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER.

INITIALS:  Buyer: /s/MLG  Property Seller:/s/RWT  Note Seller:/s/MT

	8.	Escrow; Closing.

		  (a)	Upon mutual execution of this Agreement, the parties hereto shall deposit an executed counterpart of this Agreement with Escrow Holder and this
Agreement shall serve as instructions to Escrow Holder for consummation of the purchase and sale contemplated hereby.  The parties shall execute such supplemental Escrow instructions as may be appropriate to enable Escrow
Holder to comply with the terms of this Agreement, provided such supplemental
Escrow instructions are not in conflict with this Agreement as it may be amended in writing from time to time.  In the event of any conflict between the provisions of this Agreement and any supplementary Escrow instructions signed by the parties, the terms of this Agreement shall control.

		  (b)	The Closing shall take place on a date (the "Closing Date") mutually reasonably agreed upon by the parties within fifteen (15) days following the expiration of the Due Diligence Period and Buyer's receipt of the Required
Approvals.  Buyer, Property Seller and Note Seller hereby agree to reasonably cooperate in good faith and use all commercially reasonable efforts and diligence to promptly obtain the Required Approvals.  Subject to the provisions of Paragraph 7 above, in the event the Closing does not occur on or before the Closing Date, Escrow Holder shall, unless it is notified by both parties to the contrary within five (5) days after the Closing Date, return to the depositor thereof items which were deposited hereunder.  Any such return shall not, how-ever, relieve any party of any liability it may have for its wrongful failure to Close.

		  (c)	At or before the Closing, Note Seller and Property Seller shall deliver or cause to be delivered to Escrow Holder or Buyer the following (the parties agreeing that delivery to Buyer of items other than Closing documents may be made by delivery of such items on-site at the Property):

			   (i)	a duly executed and acknowledged Deed;

			  (ii)	a duly executed Bill of Sale;

			 (iii)	originals of all Leases and two duly executed counterpart originals of the Assignment of Leases;

			  (iv)	originals of the Assigned Contracts, originals of the Note Financing
          Documents, originals (or copies thereof if originals are not held by
          Property Seller) of the Permits and Warranties not previously delivered to Buyer, two duly executed counterpart originals of the
          Assignment of Intangible Property, and an appropriate number of duly executed counterpart originals of any separate documentation reasonably required for the assignment of the Note Financing
          Documents (which may include, without limitation, a separate recordable assignment of the Deed of Trust and/or assignment of the
          Note Financing Documents which, if required, shall be substantially in the form of the Assignment of Intangible Property, modified only to reflect the interests being transferred);

   			(v)	a duly executed affidavit that Property Seller is not a "foreign person" within the meaning of Section 1445(e)(3) of the Internal
          Revenue Code of 1986 in the form attached as Exhibit E and incorporated herein by this reference, unless Property Seller is such a "foreign person", in which case Property Seller hereby authorizes Escrow Holder and the other parties to this Agreement to take all actions as are reasonably required to comply with applicable withholding requirements, and Property Seller shall reasonably cooperate with the parties in connection therewith;

			  (vi)	notices to the Tenants of the occurrence of the sale of the Property in a form designated by Buyer and reasonably approved by Property
          Seller;

		 	(vii)	an accurate and current updated Rent Roll dated within five (5) days prior to Closing, which updated Rent Roll will be used to identify all Leases of space at the Property for purposes of this Agreement
          (and Property Seller shall specifically identify any changes from the Rent Roll delivered as a part of the Due Diligence Materials), and a certificate executed by the property manager of the Property or Note Seller certifying that such updated Rent Roll is true and correct (including, without limitation, the amount of Security
          Deposits, other tenant deposits and description of rent
          delinquencies listed thereon);

			(viii)	such resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Property Seller and its partners as shall be reasonably required by Buyer;

			  (ix)	a full release and reconveyance (or commitment for reconveyance sufficient to permit issuance of the Title Policy without exception for such matters) of all monetary encumbrances affecting the
          Property (including, without limitation, any mechanics' liens) other than non-delinquent real property taxes and assessments to be prorated as per Paragraph 8(f)(i)(6) below and any liens in connection with the Note Financing Documents, and such bond, indemnity or other arrangements as shall be necessary to cause the
          Title Company to insure title to the Property as vested in Buyer without any exception for such matters;

			   (x)	a closing statement in form and content satisfactory to Buyer,
          Property Seller and Note Seller (the "Closing Statement") duly executed by Property Seller;

			  (xi)	any documents or agreements required by the Title Company to issue the Title Policy;

			 (xii)	any other instruments, records or correspondence called for
          hereunder which have not previously been delivered (provided that the tenant files for the Property may be transferred on site); and

			(xiii)	such other instruments as are reasonably required by Escrow Holder or otherwise required to close the escrow and consummate the purchase of the Property and/or Tax-Exempt Note in accordance with the terms hereof.

Buyer may waive compliance on Property Seller's part under any of the fore-going items by an instrument in writing.

		  (d)	At or before the Closing, Buyer shall deliver to Escrow Holder the following:

			   (i)	the Closing Statement, duly executed by Buyer;

			  (ii)	two duly executed counterpart originals of the Assignment of Leases, two duly executed counterpart originals of the Assignment of
          Intangible Property and an appropriate number of duly executed counterpart originals of any separate documentation reasonably required for the assignment of the Note Financing Documents;

			 (iii)	duly executed counterpart originals of any Note Transfer
          Documentation requiring execution by Buyer;

			  (iv)	the Property Closing Amount (for delivery to Property Seller) and the Note Closing Amount (for delivery to Note Seller); and

			   (v)	such other instruments as are reasonably required by Escrow Holder or otherwise required to close the escrow and consummate the purchase of the Property and/or Tax-Exempt Note in accordance with the terms hereof.

		  (e)	At or before the Closing, Note Seller shall deliver to Escrow Holder or Buyer the following:

			   (i)	the Closing Statement, duly executed by Note Seller;

			  (ii)	the Original Tax-Exempt Note and the Note Transfer Documentation,
          duly executed (in counterparts, where applicable) by Note Seller; and

			 (iii)	such other instruments as are reasonably required by Escrow Holder or otherwise required to close the escrow and consummate the purchase of the Tax-Exempt Note and/or Property in accordance with the terms hereof.

		  (f)	(i)	The following are to be apportioned as of the Closing Date, with
Buyer being deemed to own the Property for the entire day of the Closing Date, as follows:

				(1)	Rent under the Leases shall be apportioned as of the Closing Date, based upon actual collections for the month of the Closing, as of the
        Closing.  With respect to any rent arrearages arising under the
        Leases, after Closing, Buyer shall pay to Property Seller any rent actually collected which is applicable to the period preceding the

        Closing Date; provided, however, that all rent collected by Buyer shall be applied first to all unpaid rent accruing after the Closing Date, and then to unpaid rent accruing prior to the Closing Date. Buyer shall use reasonable efforts to recover pre-Closing rent arrearages from tenants remaining in occupancy at the Property provided that Buyer shall not be required to commence any litigation action (including, without limitation, eviction procedures) in connection therewith. Property Seller shall be permitted to pursue its own remedies for collection of any rent arrearages applicable to the period prior to the Closing Date against tenants no longer in occupancy of the Property provided that Buyer shall incur no cost, expense or liability in connection therewith, but Property Seller shall not be permitted to take any action or enforce any legal or equitable remedies (specifically including, without limitation, commencing eviction procedures) against tenants remaining in occupancy of the Property.

				(2)	Buyer shall be entitled to a credit against the Property Purchase
        Price for the total sum of all security deposits and other tenant deposits paid by tenants under any Leases, and any interest earned thereon (to the extent interest is earned by the tenants on such security deposits or other tenant deposits), provided that, at Buyer's option, Buyer shall not receive such credit, and in lieu thereof, such security deposits and other tenant deposits and interest, shall be transferred by direct transfer of such total sum upon the Closing to a trust account established by Buyer.

				(3)	Property Seller shall provide written notice to the utility companies of the pending change of ownership of the Property not less five (5)
        days prior to the Closing and shall concurrently therewith deliver copies of such notices to Buyer.  Property Seller shall cause all the utility meters to be read on the Closing Date, and will be responsible for the cost of all utilities used prior to the Closing Date, except to the extent such utility charges are billed to and paid by tenants directly.

				(4)	General real estate taxes and assessments billed as a part of the real estate tax bill payable for the fiscal year in which the Closing occurs shall be prorated by Property Seller and Buyer as of the
        Closing Date.

				(5)	Amounts payable under the Assigned Contracts, recurring payments and impounds under the Note Financing Documents, annual or periodic permit and/or inspection fees (calculated on the basis of the period covered), and liability for other Property operation and maintenance expenses and other recurring costs shall be apportioned as of the
        Closing Date.  Property Seller shall provide Buyer with written notice of amounts to be so apportioned not less than five (5) days prior to the Closing.

				(6)	Payments and other amounts due under the Tax-Exempt Note shall be prorated between Buyer and Note Seller as of the Closing, with Buyer being deemed to own the Tax-Exempt Note for the entire day of the
        Closing.

				(7)	On or before the Closing Date, Property Seller, Note Seller and Buyer
        shall jointly prepare and approve a preliminary Closing Statement on the basis of the Leases and other items to be prorated pursuant to this Agreement, and shall deliver such computation to Escrow Holder prior to Closing.

				(8)	If any of the aforesaid prorations cannot be definitely calculated on the Closing Date, then they shall be estimated at the Closing and definitely calculated as soon after the Closing Date as feasible.  As soon as the necessary information is available, Buyer shall, at
        Buyer's cost, conduct a post-Closing audit to determine the accuracy of all prorations made to the Purchase Price (the "Post-Closing
        Audit").  Any party owing the other party a sum of money based on such subsequent proration(s) or the Post-Closing Audit shall promptly pay said sum to the other party, together with interest thereon at the rate of two percent over the "prime rate" (as announced from time to time in the Wall Street Journal) per annum from the Closing Date to the date of payment if payment is not made within ten (10) days after delivery of a bill therefor.

			  (ii)	Property Seller shall pay the premium for the Title Policy, excise taxes and/or fees in connection with the purchase and sale of the
          Property and Tax-Exempt Note pursuant hereto, Escrow Holder's fees in connection with the purchase and sale of the Property and
          Tax-Exempt Note pursuant hereto, recording fees and all other
          Closing costs other than those specified in this Agreement to be paid by Buyer.  Buyer shall pay the costs of any new survey or survey update obtained by Buyer in connection with the issuance of the Title Policy.  Buyer and Seller shall each be responsible for their respective legal fees to negotiate and execute this Agreement.

			 (iii)	The provisions of this Subparagraph (f) shall survive the Closing.

	9.	Representations, Warranties and Covenants of Property Seller and Note
Seller.  Buyer acknowledges that, except for the representations, warranties and covenants of Property Seller and Note Seller set forth in this Agreement and the documents executed by Property Seller and Note Seller upon the
Closing, the Property and Tax-Exempt Note are being purchased on an "as is"
basis, and that no implied or express representations or warranties have been made by Property Seller or Note Seller except as expressly provided in this
Agreement.  As of the date hereof and again as of Closing, the following representations, warranties and covenants are hereby made to, and for the benefit of, Buyer:

		  (a)	Except as disclosed by Note Seller to Buyer in writing on or before the date hereof, Note Seller has not received written notice of, and otherwise has no current, actual, conscious knowledge (without duty of investigation or imputation of knowledge) of, (i) any non-compliance of the Property or the operation thereof with applicable local, state and federal laws, codes, requirements and/or regulations (collectively, "Laws"); (ii) any order or directive of the applicable Department of Building and Safety, Health
Department or any other municipal, county, state or federal authority that any work or repair, maintenance or improvement is required to be performed on the
Property; (iii) any material inaccuracy or material misstatement contained in any of the Due Diligence Materials provided for Buyer's review (and without limiting the generality of the foregoing, Note Seller has no actual knowledge of any Service Contracts which will be binding upon Buyer or the Property following the Closing except as set forth in the Schedule of Agreements); (iv)
any defaults by any of the parties to any of the Leases or Assigned Contracts to be assigned to Buyer at Closing; (v) any material inaccuracy in the Rent
Roll or any free rent, abatements, rebates, allowances, or other unexpired concessions or rights under any existing or pending leases not specifically set forth in the Rent Roll; (vi) any rights of any parties to occupy all or any part of the Property except as set forth in the Leases; (vii) any litigation or condemnation, environmental, zoning or other land-use regulation proceedings, either instituted or planned to be instituted, which would materially and adversely affect the ownership, use, operation or value of the Property, or any special assessment proceedings affecting the Property
(and Note Seller shall notify Buyer promptly of any such litigation or proceedings of which it becomes aware); or (viii) any presence of Hazardous
Materials in, on or under the Property other than Hazardous Materials present in a manner which is customary for operation of a first-class apartment project (e.g., customary quantities of ordinary cleaning supplies) and in compliance with applicable Laws.

		  (b)	Note Seller hereby represents and warrants, to Note Seller's actual knowledge (without duty of investigation or imputation of knowledge), that, subject to and except for those certain prior defaults under the Note
Financing Documents specifically described on Exhibit F attached hereto and incorporated herein by this reference, (i) the Note Financing Documents are in full force and effect, (ii) no party to any of such Note Financing Documents is in default thereunder, (iii) Property Seller has complied at all times during its ownership of the Property with all covenants contained in any and all documents and laws required to be complied with to ensure that such interest payable with respect to the Tax-Exempt Note is, and continues to be, excluded from gross income for federal income tax purposes, and (iv) at least ninety percent (90%) of the proceeds of the Tax-Exempt Note was expended to pay for "qualified project costs" (as such term or its equivalent is used in the Regulatory Agreement entered into in connection with the Tax-Exempt Note).

		  (c)	Property Seller represents and warrants that (i) Property Seller is a
Washington limited partnership duly formed and validly existing and in good standing under the laws of the State of Washington, (ii) prior to the expiration of the Due Diligence Period, Property Seller shall disclose to
Buyer whether or not Property Seller is a "foreign person" within the meaning of Internal Revenue Code Section 1445(f)(3), (iii) this Agreement and all documents executed by Property Seller which are to be delivered to Buyer at the Closing are and at the time of Closing will be duly executed and delivered by Property Seller, are and at the time of Closing will be legal, valid and binding obligations of Property Seller enforceable against Property Seller in accordance with their respective terms, are and at the time of Closing will be sufficient to convey title (if they purport to do so), and do not and at the time of Closing will not violate any provision of any agreement or judicial order to which Property Seller or the Property is subject, and (iv)
subject to obtaining the Required Approvals, Property Seller has obtained all necessary authorizations, approvals and consents to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and Property Seller is the legal and equitable owner of the Property, with full right to convey the same, and without limiting the generality of the foregoing, Property Seller has not granted any option or right of first refusal or first opportunity to any party to acquire any interest in any of the Property.

		  (d)	Note Seller represents and warrants that (i) Note Seller is a Delaware limited partnership duly formed and validly existing and in good standing under the laws of the State of Delaware and in good standing under the laws of the State of Washington, (ii) prior to the expiration of the Due Diligence
Period, Note Seller shall disclose to Buyer whether or not Note Seller is a
"foreign person" within the meaning of Internal Revenue Code Section
1445(f)(3), (iii) this Agreement and all documents executed by Note Seller which are to be delivered to Buyer at the Closing are and at the time of
Closing will be duly executed and delivered by Note Seller, are and at the time of Closing will be legal, valid and binding obligations of Note Seller enforceable against Note Seller in accordance with their respective terms, are and at the time of Closing will be sufficient to convey title (if they purport to do so), and do not and at the time of Closing will not violate any provision of any agreement or judicial order to which Note Seller or the
Tax-Exempt Note is subject, and (iv) subject to obtaining the Required
Approvals, Note Seller has obtained all necessary authorizations, approvals and consents to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and Note Seller is the legal and equitable owner of the Tax-Exempt Note, with full right to convey the same, and without limiting the generality of the foregoing, Note Seller has not granted any option or right of first refusal or first opportunity to any party to acquire any interest in any of the Tax-Exempt Note.

10.	Representations and Warranties of Buyer.  Buyer hereby represents and warrants to Property Seller and Note as follows: Buyer is a corporation duly organized and validly existing and in good standing under the laws of the State of Maryland and in good standing under the laws of the State of Washington; this Agreement and all documents executed by Buyer which are to be delivered to Property Seller and Note Seller at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Buyer, and are or at the Closing will be legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is subject.

11.	Continuation and Survival.  All representations, warranties and covenants by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall be deemed made as of the date of this Agreement or such writing and again at the Closing, shall be deemed to be material, and unless expressly provided to the contrary shall survive the execution and delivery of this Agreement, the Deed and the Closing.

12.	Indemnity.

		  (a)	Except for "Losses and Liabilities" (as hereinafter defined) arising from a breach of any of Buyer's representations or warranties, Property Seller shall reimburse, hold harmless, indemnify and defend Buyer, its successors and assigns and their respective agents, employees, officers and directors, and the Property from and against any and all obligations, liabilities, claims, liens, encumbrances, demands, losses, damages, causes of action, judgments, costs and expenses (including, without limitation, attorneys' fees and expenses), whether direct, contingent or consequential and no matter how arising ("Losses and Liabilities") in any way resulting from any misrepresentation of Property Seller or any inaccuracy in or breach of any representations and warranties by Property Seller.

		  (b)	Except for Losses and Liabilities arising from a breach of any of
Buyer's representations or warranties, Note Seller shall reimburse, hold harmless, indemnify and defend Buyer, its successors and assigns and their respective agents, employees, officers and directors, and the Tax-Exempt Note
from and against any and all   Losses and Liabilities in any way (i) related
to the Tax-Exempt Note and arising or accruing with respect to the period prior to the Closing (except to the extent arising as a result of the acts of
Buyer and/or any of Buyer's employees, agents or representatives); (ii)
related to the Property (including, without limitation, the Note Financing
Documents) and arising or accruing with respect to the period prior to the
Closing (except to the extent arising as a result of the acts of Buyer and/or any of Buyer's employees, agents or representatives); and/or and/or (iii)
resulting from any misrepresentation of Note Seller or any inaccuracy in or breach of any representations and warranties by Note Seller.

		  (c)	Except for Losses and Liabilities arising from a breach of any of the representations or warranties of Property Seller or Note Seller, (i) Buyer shall reimburse, hold harmless, indemnify and defend Property Seller, its successors and assigns and their respective agents, employees, officers and partners, from and against any and all Losses and Liabilities in any way (1)
related to the Property (including, without limitation, the Note Financing
Documents) and arising or accruing with respect to the period from and after the Closing (except to the extent arising as a result of the acts of Property
Seller and/or any of Property Seller's employees, agents or representatives);
and/or (2) resulting from any misrepresentation of Buyer or any inaccuracy in or breach of any representation or warranty of Buyer; and (ii) Buyer shall reimburse, hold harmless, indemnify and defend Note Seller, its successors and assigns and their respective agents, employees, officers and partners, from and against any and all Losses and Liabilities in any way (1)
related to the Tax-Exempt Note arising or accruing with respect to the period from and after the Closing (except to the extent arising as a result of the acts of Note Seller and/or any of Note Seller's employees, agents or representatives); and/or (2) resulting from any misrepresentation of Buyer or any inaccuracy in or breach of any representation or warranty of Buyer.

		  (d)	The provisions of this Paragraph 12 shall survive the Closing.

13.	Casualty or Condemnation.

		  (a)	In the event any of the Property is dam-aged and/or destroyed by fire or other casualty prior to the Closing, and the cost to repair and/or restore such damage and/or destruction (which cost, for purposes of this Paragraph 13, shall be deemed to include reasonably anticipated post-Closing rental loss through to completion of such repair and/or restoration) exceeds Five Hundred
Thousand Dollars ($500,000.00), then Buyer shall have the right to terminate this Agreement by written notice to Property Seller and Note Seller within ten
(10) business days after Buyer's first learning of the occurrence of such casualty and the cost of such repair and/or restoration.  In the event of any such termination, the Property Deposit and the Note Deposit, together with all interest accrued thereon, shall be returned to Buyer, and neither party shall have any further liability or obligation under this Agreement (except under provisions of this Agreement which specifically state that they survive termination).

		  (b)	In the event any of the Property is dam-aged and/or destroyed by fire or other casualty prior to the Closing where (i) the cost to repair and/or restore such damage and/or destruction does not exceed Five Hundred Thousand
Dollars ($500,000.00), or (ii) the cost to repair and/or restore such damage and/or destruction exceeds Five Hundred Thousand Dollars ($500,000.00) but this Agreement is not terminated pursuant to Paragraph 13(a) above as a result thereof, then the Closing shall occur as scheduled notwithstanding such damage; provided, however, the interest of Property Seller and Note Seller in all proceeds of insurance payable by reason of such casualty shall be assigned to Buyer as of the Closing or credited to Buyer if previously received by
Property Seller and/or Note Seller, and Property Seller shall be responsible for any cost of repair not covered by such insurance (whether by reason of insurance deductible, uninsured casualty or otherwise) by credit of such amount against the Purchase Price, provided that in no event shall the amount of such credit exceed Five Hundred Thousand Dollars ($500,000.00).  The obligations of Property Seller and Note Seller pursuant to the immediately preceding sentence shall survive the Closing.

		  (c)	In the event a governmental entity commences eminent domain
proceedings to take any portion of the Property after the date hereof and prior to the Closing, then Buyer shall have the option to terminate this
Agreement by written notice to Property Seller and Note Seller within ten (10)
business days after Buyer first learns of such commencement.  In the event of any such termination, the Property Deposit and the Note Deposit, together with all interest accrued thereon, shall be returned to Buyer, and neither party shall have any further liability or obligation under this Agreement (except under provisions of this Agreement which specifically state that they survive termination).

		  (d)	In the event a governmental entity commences eminent domain
proceedings to take any part of the Property after the date hereof and prior to the Closing and this Agreement is not terminated pursuant to Paragraph
13(c) above as a result thereof, then the Closing shall occur as scheduled notwithstanding such proceeding; provided, however, that the interest of
Property Seller and Note Seller in all awards arising out of such proceedings shall be assigned to Buyer as of the Closing or credited to Buyer if previously received by Property Seller and/or Note Seller.  The obligations of
Property Seller and Note Seller pursuant to the immediately preceding sentence shall survive the Closing.

14.	Possession.  Possession of the Property (together with all keys to the
Property in Property Seller's possession or control) shall be delivered to Buyer on the Closing Date, subject to the rights of tenants under the Leases.

15.	Maintenance of the Property and Property Personnel.  Between Property
Seller's execution of this Agreement and the Closing, Property Seller shall maintain the Property in good order, condition and repair, reasonable wear and tear excepted, shall perform all work required to be performed by the landlord under the terms of any Lease, and shall make all repairs, maintenance and replacements of the Improvements and any Tangible Personal Property and otherwise operate the Property in the same manner as before the making of this Agreement, as if Property Seller were retaining the Property. Prior to and as of the Closing Date, Property Seller shall cause all vacant units vacated more than fifteen (15) days prior to the Closing to be made tenant ready and available for occupancy, with carpet and vinyl replaced, if appropriate in accordance with Property Seller's reasonable operating policies, and if Property Seller fails to do so, Buyer shall be entitled to a credit against the Purchase Price (either at the Closing or by post-Closing reconciliation pursuant to Paragraph 8(f)(i)(10) above) in the amount reasonably determined by Buyer as being required to perform such unsatisfied obligation of Property Seller; provided, however, that the parties hereby agree and acknowledge that three (3) of the units at the Property are presently being used as a maintenance shop and that such three (3) units need not be made tenant ready prior to the Closing. After full execution of this Agreement and until the Closing, Property Seller shall maintain all existing personnel on the Property in their current employment positions at their current (or an increased) rate of compensation (other than personnel who are replaced with comparably qualified and experienced personnel).

16.	Leasing; Buyer's Consent to New Contracts Affecting the Property;
Termination of Existing Contracts. Note Seller shall use commercially reasonable efforts until Closing to lease any vacant space, or space becoming vacant, in the Real Property to tenants utilizing the criteria Property Seller used prior to execution of this Agreement. From the date of this Agreement until the Closing or earlier termination of this Agreement, Property Seller shall provide to Buyer on a weekly or other periodic basis as is Property Seller's current practice, updated leasing status reports reflecting leasing activity at the Property. After the execution of this Agreement, without in each case obtaining Buyer's prior written consent thereto, Property Seller shall not (i) enter into any lease (other than a lease of apartment space in accordance with the immediately preceding sentence) or contract affecting the Property which shall continue in effect after the Closing; (ii) amend any Lease or Assigned Contract in any manner which shall adversely affect the rights or obligations of Buyer as owner of the Property following the Closing; or (iii) return any security deposit or other tenant deposit (except as required under any Tenant's respective Lease). Property Seller shall terminate prior to the Closing, at no cost or expense to Buyer, any and all management agreements or contracts affecting the Property that are not Assigned Contracts and deliver evidence of such termination to Buyer.

17.	Insurance.  Through the Closing Date, Note Seller shall maintain or cause to be maintained the current insurance coverage with respect to the Property at Note Seller's sole cost and expense.

18.	Cooperation with Buyer.  Property Seller and Note Seller shall each cooperate and do all acts as may be reasonably required or requested by Buyer with regard to the fulfillment of any Condition Precedent but the representations and warranties of Property Seller and Note Seller to Buyer shall not be affected or released by Buyer's waiver or fulfillment of any Condition Precedent. Property Seller and Note Seller each hereby authorize Buyer and its agents to make all inquiries with and applications to any third party, including any governmental authority, as Buyer may reasonably require to complete its due diligence. In addition, Buyer shall have the right, following the execution of this Agreement and thereafter during the term of this Agreement, to contact and negotiate with respect to the Note Financing Documents with the Issuer, the trustee and/or any and all other parties whose approval of the transactions contemplated pursuant to this Agreement is necessary or desirable.

19.	Brokers and Finders.  Neither party has had any contact or dealings regarding the Property and/or the Tax-Exempt Note, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the sale contemplated herein except for Paragon Real Estate Advisors, Inc. ("Broker"), whose entire commission shall be the responsibility of Buyer pursuant to separate agreement if and only if the Closing occurs. In the event that any other broker or finder claims a commission or finder's fee based upon any contact, dealings or communication, the party through whom the broker or finder makes its claim (being the party which such broker or finder claims to have represented and have had contact with) shall be responsible for said commission or fee and all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the other party in defending against the same. The party through whom any other broker or finder makes a claim shall hold harmless, indemnify and defend the other party hereto, its successors and assigns, agents, employees, officers and directors, and the Property and the Tax-Exempt Note from and against any and all obligations, liabilities, claims, demands, liens, encumbrances and losses (including, without limitation, attorneys' fees), whether direct, contingent or consequential, arising out of, based on, or incurred as a result of such claim. The provisions of this Paragraph shall survive the Closing or termination of this Agreement.

20.	Marketing.  During the term of this Agreement, Note Seller agrees not to market or show the Property to any other prospective purchasers or accept any offers for the Property (whether or not subordinate to this Agreement) from any other prospective purchasers. During the term of this Agreement, Note Seller agrees not to market or show the Tax-Exempt Note to any other prospective purchasers or accept any offers for the Tax-Exempt Note (whether or not subordinate to this Agreement) from any other prospective purchasers.

21.	Publicity and Confidentiality.  Property Seller, Note Seller and Buyer
each agree that prior to the Closing the terms of the transaction contemplated by this Agreement, the existence of this Agreement and all information made avail-able by one party to the other shall be maintained in strict confidence and no disclosure of such information will be made by Property Seller, Note Seller or Buyer, whether or not the transaction contemplated by this Agreement shall close, except to such attorneys, accountants, investment advisors, lenders and others as are reasonably required to evaluate and consummate that transaction. Nothing in this Paragraph shall prevent Property Seller, Note Seller or Buyer from disclosing or accessing any information otherwise deemed confidential under this Paragraph (a) in connection with that party's enforcement of its rights hereunder; (b) pursuant to any legal requirement, any statutory reporting requirement or any accounting or auditing disclosure requirement; (c) in connection with performance by any party of its obligations under this Agreement (including, but not limited to, the delivery and recordation of instruments, notices or other documents required hereunder); or (d) to potential investors, participants or assignees in or of the transaction contemplated by this Agreement.

22.	Miscellaneous.

		  (a)	Notices.  Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one business day after being deposited with Federal Express or another reliable overnight courier service for next day delivery, (iii) upon facsimile transmission (except that if the date of such transmission is not a business day, then such notice shall be deemed to be given on the first business day following such transmission), or (iv) two business days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and ad-dressed as follows:

If to Property Seller:	Sunpointe Associates Limited Partnership
				c/o Con Am Management Corp.
				1764 San Diego Avenue
				San Diego, California 92110
				Attn:  Mr. Scott Dupree
				Phone:  (619) 297-6771
				Fax:  (619) 298-6208

If to Note Seller:	America First Apartment Investors Limited Partnership
				America First Apartment Investors
				399 Park Avenue
				New York, New York 10022
				Attn: Mr. Joseph Grego
				Phone:  (212) 935-8760
				Fax:  (212) 935-8765

with a copy to:		Kutak, Rock
				3300 N. Central Avenue, Suite 1600
				Phoenix, Arizona 85012
				Attn:  Mark Nethers, Esq.
				Phone:  (602) 285-1700
				Fax:  (602) 285-1868

If to Buyer:		Bay Apartment Communities, Inc.
				4340 Stevens Creek Boulevard, Suite 275
				San Jose, California  95129
				Attention:  Mr. Max Gardner
				Phone:  (408) 983-1500
				Fax:  (408) 554-9781

With a copy to:		Bay Apartment Communities, Inc.
				8935 160th Avenue, N.E.
				Redmond, Washington 98052
				Attention:  Mr. David Kirzinger
				Phone:  (425) 861-0498
				Fax:  (425) 861-0606

With a copy to:		Cox, Castle & Nicholson LLP
				2327 Green Street, No. 2
				San Francisco, California  94123
				Attention:  Scott D. Brooks, Esq.
				Phone:  (415) 775-3937
				Fax:  (415) 775-5053

or such other address as either party may from time to time specify in writing to the other.

		  (b)	Successors and Assigns.  Buyer shall have the right to assign this
Agreement prior to Closing to any entity controlling, controlled by or under common control with Buyer without Seller's consent or approval, and otherwise
Buyer shall have the right to assign this Agreement prior to Closing to any other person or entity subject to Seller's prior written consent, which consent shall not be unreasonably withheld or delayed; provided that no such assignment shall release the assignor Buyer from its obligations under this
Agreement and Buyer shall remain fully liable for the performance of the obligations of "Buyer" under this Agreement.  Any such assignment shall be evidenced by a duly executed assignment agreement by which the assignor assigns its rights in and to this Agreement and the assignee assumes the obligations of "Buyer" under this Agreement, and an executed copy of such assignment agreement shall be delivered to Property Seller, Note Seller and their counsel.  Except as allowed by the foregoing provisions of this subparagraph (b), neither this Agreement nor the rights of any party hereunder may be assigned by such party.  This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and permitted assigns.

		  (c)	Amendments.  This Agreement may be amended or modified only by a written in-strument executed by each of the parties hereto.

		  (d)	Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

		  (e)	Merger of Prior Agreements.  This Agreement and the exhibits hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof, including without limitation, any prior letters of intent which shall be of no further force or effect upon execution of this Agreement.

		  (f)	Time of the Essence.  Time is of the essence of this Agreement.

		  (g)	Severability.  If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

		  (h)	Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but any number of which, taken together, shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BUYER:						                           PROPERTY SELLER:

BAY APARTMENT COMMUNITIES, INC., 		   SUNPOINTE ASSOCIATES LIMITED
a Maryland corporation 			            PARTNERSHIP, a Washington limited
                                      partnership

By:/s/ Max L. Gardner                 By:	SUNSET TERRACE INVESTMENTS, INC.,
                            						        a California corporation,
Print Name: Max L. Gardner     			        its general partner

Its: Chief Operating Officer		        By: /s/Ralph W. Tilley

		                                    Print Name: Ralph W. Tilley

		                                    Its: Vice President

                     					            NOTE SELLER:

                            						    AMERICA FIRST APARTMENT INVESTORS
                                      LIMITED PARTNERSHIP, a Delaware limited
                                      partnership

	                            					    By:/s/Michael Thesing

			                                   Print Name: Michael Thesing

                            						    Its: Vice President

[BUYER, PROPERTY SELLER AND NOTE SELLER TO INITIAL BELOW PARAGRAPH 7 ABOVE]

                                  	EXHIBIT A






WHEN RECORDED, RETURN TO:


Bay Apartment Communities, Inc.
4340 Stevens Creek Boulevard, Suite 275
San Jose, California  95129
Attention:  Mr. Gilbert M. Meyer

______________________________________________________________________________


SPECIAL WARRANTY DEED

GRANTOR:  SUNPOINTE ASSOCIATES LIMITED PARTNERSHIP

GRANTEE:  BAY APARTMENT COMMUNITIES, INC.

LEGAL DESCRIPTION (abbreviated):
(Additional on Schedule 1)

Assessor's Tax Parcel ID #:

Reference Nos. of Documents Released or Assigned:  N/A


For and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid, receipt of which is hereby acknowledged, SUNPOINTE ASSOCIATES LIMITED PARTNERSHIP, a Washington limited partnership ("Grantor"), hereby conveys to BAY APARTMENT COMMUNITIES, INC., a Maryland corporation ("Grantee"), all that certain real property situated in the City of Renton, County of King, State of Washington, described on Schedule 1 attached hereto and by this reference incorporated herein (the "Property"), together with (i) all improvements owned by Grantor located thereon, (ii) all rights, privileges, easements and appurtenances owned by Grantor appertaining to such Property or improvements, and (iii) all right, title and interest of Grantor (if any) in, to and under adjoining streets, rights of way and easements. The Property is conveyed subject to those certain matters set forth on Schedule 2 attached hereto and incorporated herein by this reference, and Grantor will warrant and forever defend the title to the Property against the lawful claims and demands of persons and/or entities claiming by, through or under Grantor, except for the matters set forth on Schedule 2, but none other.

IN WITNESS WHEREOF, Grantor has caused its duly authorized representative to execute this instrument as of ________________, 1998.

						                                 SUNPOINTE ASSOCIATES LIMITED
                                       PARTNERSHIP, a  Washington limited
                                       partnership

					                                 	By:	SUNSET TERRACE INVESTMENTS, INC., a
                                           California corporation, its general
                                           partner

						                                	By:

						                                	Print Name:

							                                Its:
 STATE OF _______________)
				                     ) ss.
 COUNTY OF ______________)


On ________________, 199__, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ______________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/ their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

WITNESS my hand and official seal.


					   	                    __________________________________
						                       Notary Public


STATE OF _______________)
				                    ) ss.
COUNTY OF ______________)


On ________________, 199__, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ______________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/ their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

WITNESS my hand and official seal.


						                       __________________________________
					                    	   Notary Public

                             	SCHEDULE 1 TO DEED

                              	LEGAL DESCRIPTION

                                  	EXHIBIT B

	                                BILL OF SALE

FOR VALUE RECEIVED, SUNPOINTE ASSOCIATES LIMITED PARTNERSHIP, a Washington limited partnership ("Seller") hereby sells, conveys and assigns to BAY APARTMENT COMMUNITIES, INC., a Maryland corporation, all of Seller's right, title and interest in and to all personal property located upon or used in the ownership, operation, management, maintenance and/or repair of that certain real property commonly known as "Avalon Ridge Apartments" and described in
Schedule 1 attached hereto and incorporated herein by this reference and the improvements thereon (collectively, the "Personal Property"), which Personal Property shall include, without limitation, the items described on Schedule 2 attached hereto and incorporated herein by this reference.

TO HAVE AND TO HOLD the Personal Property unto the grantee and its successors and assigns forever.

Seller warrants that it owns good and marketable title to the Personal Property and will defend title to the Personal Property against all persons claiming a prior right thereto to the extent that such prior right is alleged to exist on or before the date of this Bill of Sale.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the      day
of              , 1998.

						                                 SUNPOINTE ASSOCIATES LIMITED
                                       PARTNERSHIP, a  Washington limited
                                       partnership

						                                 By:	SUNSET TERRACE INVESTMENTS, INC., a
                                           California corporation, its general
                                           partner

							                                By:

							                                Print Name:

							                                Its:

 	                                 Schedule 1

                      	LEGAL DESCRIPTION OF THE PROPERTY

                                  	Schedule 2

            	DESCRIPTION OF ITEMS INCLUDED IN THE PERSONAL PROPERTY

                                   	EXHIBIT C

          	ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, WARRANTIES, GUARANTIES, PERMITS AND OTHER INTANGIBLE PROPERTY

THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, WARRANTIES, GUARANTIES, PERMITS AND OTHER INTANGIBLE PROPERTY (this "Assignment") is made as
of                , 1998, by and between SUNPOINTE ASSOCIATES LIMITED
PARTNERSHIP, a Washington limited partnership ("Assignor"), and BAY APARTMENT COMMUNITIES, INC., a Maryland corporation ("Assignee").

WITNESSETH:

WHEREAS, Assignor is contemporaneously herewith selling pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated as of
February     , 1998, by and among Assignor, Assignee and America First
Apartment Investors Limited Partnership, a Delaware limited partnership (the "Purchase Agreement") that certain real property located in the City of Renton, County of King, State of Washington, which is more particularly described on Schedule 1 attached hereto and incorporated herein by this reference and improvements thereon. Terms used in this Agreement and not otherwise herein defined shall be given the meanings defined in the Purchase Agreement.

WHEREAS, Assignor desires to assign its interest in and to the following to Assignee as of the date on which title to the Real Property is vested in Assignee (the "Transfer Date"):

	   (a)	All service contracts described in Schedule 2 attached hereto and incorporated herein by this reference (the "Contracts");

	   (b)	All "Warranties and Guaranties" (hereinafter defined);

	   (c)	All "Names and Marks" (hereinafter defined);

	   (d)	All "Intangible Property" (hereinafter defined); and

	   (e)	All "Permits" (hereinafter defined).

WHEREAS, Assignee desires to accept such assignment as of the Transfer Date and assume the obligations of Assignor under the Contracts arising with respect to the period from and after the Transfer Date.

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

 1.	As of the Transfer Date, Assignor hereby assigns and transfers unto
Assignee all of its right, title, claim and interest in, to and under the (a) Contracts; (b) Warranties and Guarantees; (c) Names and Marks; (d) Intangible Property and (e) Permits (collectively the "Assigned Interests"). Assignee hereby accepts such assignment as of the Transfer Date and assumes the obligations of Assignor under the Contracts arising with respect to the period from and after the Transfer Date. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all cost, liability, loss, damage or expense, including, with-out limitation, reasonable attorneys' fees and expenses (collectively, "Losses and Liabilities"), arising out of or in any way related to any default by Assignor under any of the Contracts arising with respect to the period prior to the Transfer Date. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all Losses and Liabilities arising out of or in any way related to any default by Assignee under any of the Contracts arising with respect to the period from and after the Transfer Date.

	2.	The following terms shall have the following meanings:

		  (a)	The term "Warranties and Guaranties" as used herein shall mean and include all warranties and guarantees to the extent assignable, whether or not written, for all or any portion of the Property, including without limitation the Improvements and the tangible Personal Property, including without limitation construction warranties from contractors and subcontractors.

		  (b)	The term "Names and Marks" as used herein shall mean and include all patents, licenses, trademarks, service marks and names used in connection with the operation of the Property, and all symbols, emblems and logos used in connection with the owner-ship or operation of the Property, whether in black and white or in color, and irrespective of size, and all of Assignor's right, title and interest in and to all goodwill associated therewith, including, without limitation the name "Avalon Ridge Apartments".

		  (c)	The term "Intangible Property" as used herein shall mean and include all intangible property relating to or used in connection with the Property, as defined in the Purchase Agreement.

		  (d)	The term "Permits" as used herein shall mean and include all governmental permits and approvals relating to the construction, operation, use or occupancy of the Property.

	3.	This Assignment shall be binding on and inure to the benefit of Assignee and Assignor, and their respective heirs, executors, administrators, successors-in-interest and assigns.

	4.	This Assignment shall be governed by and construed in accordance with the laws of the State of Washington.

	5.	Nothing contained herein shall be deemed or construed as relieving the
Assignor or Assignee of their respective duties and obligations under the
Purchase Agreement.

	6.	This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original, but any number of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.

ASSIGNEE:						                        ASSIGNOR:

BAY APARTMENT COMMUNITIES, INC., 		    SUNPOINTE ASSOCIATES LIMITED
a Maryland corporation 				            PARTNERSHIP, a Washington limited
                               								partnership

By:                            		      By:	SUNSET TERRACE INVESTMENTS, INC.,
						   		                                a California corporation,
Print Name:                    			         its general partner

Its:                           			     By:

								                               Print Name:

								                               Its:

                                 	Schedule 1

                     	LEGAL DESCRIPTION OF REAL PROPERTY

                                 	Schedule 2

                        	DESCRIPTION OF THE CONTRACTS

                                  	EXHIBIT D

                      	ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") dated as
of              , 1998, is made by and between SUNPOINTE ASSOCIATES LIMITED
PARTNERSHIP, a Washington limited partnership ("Assignor"), and BAY APARTMENT COMMUNITIES, INC., a Maryland corporation ("Assignee").

WITNESSETH:

WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property located in the City of Renton, County of King, State of Washington (the "Property") more particularly described on Schedule 1 attached hereto and incorporated herein by this reference, which leases are described in Schedule 2 attached hereto and incorporated herein by this reference (the "Leases").

WHEREAS, Assignor is contemporaneously herewith selling the Property to Assignee pursuant to that certain Purchase and Sale Agreement and Escrow
Instructions dated as of February     , 1998, by and among Assignor, Assignee
and America First Apartment Investors Limited Partnership, a Delaware limited partnership (the "Purchase Agreement").

WHEREAS, Assignor desires to assign its interest in and to the Leases to Assignee as of the date on which title to the Property is vested in Assignee (the "Transfer Date"), and Assignee desires to accept such assignment as of the Transfer Date and assume the obligations of lessor under the Leases with respect to the period from and after the Transfer Date.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby agree as follows:

	1.	As of the Transfer Date, Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.  Assignee hereby accepts such assignment as of the Transfer Date and assumes the obligations of lessor under the Leases arising with respect to the period from and after the Transfer Date.

	2.	Assignor warrants and represents that as of the Transfer Date, the attached Schedule 2 includes all of the Leases affecting the Property and there are no assignments of or agreements to assign the Leases to any other party.

	3.	Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees and expenses
(collectively, "Losses and Liabilities"), arising out of or in any way related to the lessor's obligations under the Leases described in Schedule 2 and related to the period prior to the Transfer Date or which arise out of or are in any way related to the lessor's obligations under said Leases after the
Transfer Date on account of any fact or circumstance occurring or existing prior to the Transfer Date.

	4.	Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees and expenses
(collectively, "Losses and Liabilities"), arising out of or in any way related to the lessor's obligations under the Leases described in Schedule 2 and related to the period from and after the Transfer Date (including, without limitation, the obligations of lessor under such Leases with respect to security deposits with respect to the period from and after the Transfer
Date), except for matters which Assignor is required to indemnify Assignee from and against pursuant to Section 3 above.

	5.	This Assignment shall be binding on and inure to the benefit of the
Assignee and Assignor and their respective heirs, executors, administrators, successors-in-interest and assigns.

	6.	This Assignment shall be governed by and construed in accordance with the laws of the State of Washington.

	7.	Nothing contained herein shall be deemed or construed as relieving the
Assignor or Assignee of their respective duties and obligations under the
Purchase Agreement.

	8.	This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original, but any number of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.

ASSIGNEE:						                        ASSIGNOR:

BAY APARTMENT COMMUNITIES, INC., 		    SUNPOINTE ASSOCIATES LIMITED
a Maryland corporation 				            PARTNERSHIP, a Washington limited
                               								partnership

By:                            		      By:	SUNSET TERRACE INVESTMENTS, INC.,
						   		                                a California corporation,
Print Name:                    			         its general partner

Its:                           		     	By:

								                               Print Name:

								                               Its:

                               	Schedule 1

                   	LEGAL DESCRIPTION OF REAL PROPERTY

                               	Schedule 2

                       	DESCRIPTION OF THE LEASES

                               	EXHIBIT E

             	TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS

To inform BAY APARTMENT COMMUNITIES, INC., a Maryland corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code"), will not be required upon the transfer of certain real property to the Transferee by SUNPOINTE ASSOCIATES LIMITED PARTNERSHIP, a Washington limited partnership ("Transferor"), Transferor hereby certifies as follows:

	1.	Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the
Code and the Income Tax Regulations promulgated thereunder);

	2.	Transferor's U.S. employer or tax (social security) identification number
is                   ;

Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Transferor understands that Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

Transferor hereby agrees to indemnify, defend and hold harmless Transferee from and against any and all obligations, liabilities, claims, losses, actions, causes of action, rights, demands, damages, costs and expenses of every kind, nature or character whatsoever (including, without limitation, reasonable attorneys' fees and court costs) incurred by Transferee as a result of: (i) Transferor's failure to pay U.S. Federal income tax which Transferor is required to pay under applicable U.S. law; or (ii) any false or misleading statement contained herein.

	                            Date:                     , 1998

						                                 TRANSFEROR:

						                                 SUNPOINTE ASSOCIATES LIMITED
                                       PARTNERSHIP, a Washington limited
                                       partnership

						                                 By:	SUNSET TERRACE INVESTMENTS, INC.,
                                 						   	a California corporation,
                                    							its general partner

                                							By:

                                							Print Name:

                                							Its:

                                  	EXHIBIT F

                	PRIOR DEFAULTS UNDER NOTE FINANCING DOCUMENTS

 1.	The fact that interest owing under the Tax-Exempt Note has not been paid
since                  , 19  , provided that Note Seller hereby agrees to cure
such non-payment and cause the interest owing under the Tax-Exempt Note to be paid current as of the Closing, subject to proration upon the Closing of payments not yet due for the month including the Closing as provided in Paragraph 8(f) of the Agreement of which this Exhibit is a part.

 2.	Any prior defaults determined to have occurred pursuant to that certain
litigation known as                                             , which
defaults have been cured pursuant to that certain settlement
agreement                                                                    ,
presently constituting an encumbrance against the Property.

Exhibit 2.1

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "First Amendment") is made and entered into as of March 11, 1998 by and between SUNPOINTE ASSOCIATES LIMITED PARTNERSHIP, a Washington limited partnership ("Property Seller"), AMERICA FIRST APARTMENT INVESTORS LIMITED PARTNERSHIP, a Delaware limited partnership ("Note Seller", and collectively with Property Seller, "Seller") and BAY APARTMENT COMMUNITES, INC., a Maryland corporation, or its nominee ("Buyer").

RECITALS

A. Buyer, Property Seller and Note Seller have entered into that certain Purchase and Sale agreement and Escrow Instructions dated as of February 24, 1998 (the "Agreement"), respecting the purchase and sale of that certain "Property" (as more particularly described in the Agreement) situated in the 610 Steven Avenue S.W., in Renton, Washington, and that certain "Tax-Exempt Note" (as more particularly described in the Agreement). All initial capitalized terms used herein but not herein defined shall have the meaning ascribed to such terms in the Agreement.

B. Buyer, Property Seller and Note Seller now desire to enter into this First Amendment to amend the Agreement to provide for an extension of the Due Diligence Period, as more particularly set forth herein.

NOW, THEREFORE, for good and valable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer, Property Seller and Note Seller agree as follows:

1. The Due Diligence Period is hereby extended to expire at 5:00 p.m., California time, on April 8, 1998.

2. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but any number of which, taken together, shall be deemed to constitute one and the same instrument.

3.  Paragraph 20 of the Agreement is hereby deleted.

4. Except as specifically amended by this First Amendment, the Agreement shall continue in full force and effect. In the event of any conflict between the provisions of the Agreement and the provisions of this First Amendment, the provisions of this First Amendment shall prevail.

IN WITNESS WHEREOF, Buyer, Property Seller and Note Seller have entered into this First Amendment as of the date first written above.

BUYER:                                   PROPERTY SELLER:

BAY APARTMENT OCMMUNITIES, INC.,         SUNPOINTE ASSOCIATES LIMITED
a Maryland corporation                   PARTNERSHIP, a Washington limited
                                         partnership
By:/s/Max L. Gardner
                                         By:  SUNSET TERRACE INVESTMENTS, INC.,
Print Name:  Max L. Gardner                   a California corporation,
                                              its general partner
Its: Chief Operating Officer
                                              By:/s/Ralph W. Tilley

                                              Print Name:  Ralph W. Tilley

                                              Its:  Vice President

                                         NOTE SELLER:

                                         AMERICA FIRST APARTMENT INVESTORS
                                         LIMITED PARTNERSHIP, a Delaware
                                         limited partnership

                                         By:/s/Michael Thesing

                                         Print Name: Michael Thesing

                                         Its:  Vice President

Exhibit 99.1

America First Apartment Investors
Pro Forma Balance Sheet
December 31, 1997
(unaudited)

                                                                                                 Pro Forma
                                                                            Historical         Adjustments           Pro Forma
                                                                        --------------      --------------      --------------
Assets
Cash and temporary cash investments, at cost
  which approximates market value                                       $    7,879,934      $   19,316,636 (a)  $   27,196,570
Investment in tax-exempt mortgage bonds, at
  estimated fair value                                                    	 13,006,526	        (13,006,526)(a)            -
Investment in real estate, net of accumulated
  depreciation                                                           	 	64,267,471			             -             64,267,471
Interest receivable                                                     	     	108,623	          	 (99,601)(a)	          9,022
Other assets                                                    	 	          1,860,968			             -              1,860,968
                                                                        --------------      --------------      --------------
                                                                        $   87,123,522	     $	   6,210,509	     $   93,334,031
                                                                        ==============      ==============      ==============
Liabilities and Partners' Capital
  Liabilities and Partners' Capital
  Accounts payable                                                      $    1,861,162		    $         -         $    1,861,162
  Bonds payable                                                         	   27,035,000		              -             27,035,000
  Due to Jefferson Place LP                                                 	2,400,000		              -              2,400,000
  Distribution payable	                                                        329,051		              -                329,051
                                                                        --------------      --------------      --------------
                                                                           	31,625,213	               -	            31,625,213
                                                                        --------------      --------------      --------------
Partners' Capital
  General Partner	                                                               7,037				            -                  7,037
  Beneficial Unit Certificate Holders		                                     55,491,272	      	     462,035	(a)	     61,701,781
                                                                                  -            		5,748,474	(a)            -
                                                                        --------------      --------------      --------------
                                                                           	55,498,309		         6,210,509		        61,708,818
                                                                        --------------      --------------      --------------
                                                                       	$   87,123,522	     $	   6,210,509		    $   93,334,031
                                                                        ==============      ==============      ==============

See the accompanying Notes to the Pro Forma Financial Statements

America First Apartment Investors
Pro Forma Statement of Income
For the Year Ended December 31, 1997
(unaudited)

                                                                                                 Pro Forma
                                                                            Historical         Adjustments           Pro Forma
                                                                        --------------      --------------      --------------
Income
  Rental income	                                                        $	   9,511,041		    $         -         $    9,511,041
	 Mortgage bond investment income	                                           1,611,956	           (838,183) (b)	       773,773
 	Contingent interest income	                                                  290,520		              -                290,520
 	Interest income temporary cash investments	                                   35,532		              -                 35,532
                                                                        --------------      --------------      --------------
		                                                                          11,449,049	           (838,183)	        10,610,866
                                                                        --------------      --------------      --------------
Expenses
 	Real estate operating expenses	                                            4,514,450	               -              4,514,450
	 Depreciation	                                                              1,897,586	               -              1,897,586
	 Interest expense	                                                          1,132,494	               -              1,132,494
	 General and administrative expenses	                                       1,263,054	               -              1,263,054
	 Realized loss on disposition of mortgage bonds	                            3,000,000	               -              3,000,000
                                                                        --------------      --------------      --------------
	                                                                           11,807,584	               -             11,807,584
                                                                        --------------      --------------      --------------
Net income	                                                             $     (358,535)     $     (838,183)	    $   (1,196,718)
                                                                        ==============      ==============      ==============
Net income, basic and diluted per BUC		                                                                         $        (0.23)

Weighted average number of BUCs outstanding                                                                           5,212,167

See the accompanying Notes to the Pro Forma Financial Statements


Notes to Pro Forma Financial Statements

(a) The historical balance sheet has been adjusted to reflect the sale of the tax-exempt mortgage bonds collateralized by a first mortgage on Avalon Ridge. As a result of the sale, the Partnership received proceeds of $19,316,636 representing payment of $18,755,000 on the principal amount of the tax-exempt bonds and $561,636 representing payment of past due accrued interest of which $99,601 had been recorded as interest receivable. In addition, the carrying amount of the investment in tax-exempt mortgage bonds of $13,006,526 including the unrealized holding loss of $5,748,474 on the tax-exempt mortgage bonds has been eliminated.

(b) The historical statement of income has been adjusted to reflect the elimination of mortgage interest income on the investment in the tax-exempt mortgage bonds. The Partnership expects to earn interest income from the proceeds of the sale of the bonds which has not been reflected in the Pro Forma Statement of Income.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICA FIRST APARTMENT
                                     INVESTORS, L.P.

                                     By America First Capital Associates
                                     Limited Partnership Four, General Partner of the Registrant

                                     By America First Companies L.L.C, General
                                     Partner of America First Capital
                                     Associates Limited Partnership Four

                                     By /s/ Michael Thesing
                                     Michael Thesing, Vice President and
                                     Principal Financial Officer

July 7, 1998